                          THE GABELLI VALUE FUND INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                  [FIVESTARS]
Morningstar Rated(TM) Gabelli Value Fund 5 stars for the three-year period ended 6/30/99 among 3043 domestic equity funds, and 4 stars overall and for the five-year period ended 6/30/99 among 3043 and 1878 domestic equity funds, respectively.

TO OUR SHAREHOLDERS,

"BUT MANY WHO ARE FIRST WILL BE LAST, AND THE LAST FIRST" (MARK 10:31)

     Value stocks excelled in the second quarter of 1999. Cyclical stocks ignited the rally, with the stronger than anticipated economy bolstering the earnings outlook for economically sensitive companies. Other value sectors caught the spark as investors began rotating out of richly valued growth stocks into more reasonably priced companies in a wide range of industries. The Internet balloon did not burst, but enough hot air escaped to bring the ".com" companies closer to earth.

     Also, small cap stocks finally emerged from what has been a long and painful bear market. For the first time in seven quarters, the Russell 2000 outpaced the S&P 500 on its way to posting double digit returns for the quarter.

INVESTMENT PERFORMANCE

     For the second quarter ended June 30, 1999, The Gabelli Value Fund's (the "Fund") total return was 13.2%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices had total returns of 7.1%, 17.3% and 15.6%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 26.7% over the trailing twelve-month period. The S&P 500, Value Line Composite and Russell 2000 rose 22.8%, 10.4% and 1.5%, respectively, over the same twelve-month period.

     For the five-year period ended June 30, 1999, the Fund's total return averaged 25.4% annually versus average annual total returns of 27.9%, 19.1% and 15.4% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through June 30, 1999, the Fund had a cumulative total return of 417.5%, which equates to an average annual total return of 18.3%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

                                                         Quarter
                                        ------------------------------------------
                                         1st         2nd         3rd         4th         Year
                                         ---         ---         ---         ---         ----
1999:  Net Asset Value................  $17.29      $19.58       --          --          --
       Total Return...................    7.5%       13.2%       --          --          --
-------------------------------------------------------------------------------------------------------
1998:  Net Asset Value................  $16.43      $16.94      $14.71      $16.08      $16.08
       Total Return...................   14.9%        3.1%      (13.2)%      19.8%       23.2%
-------------------------------------------------------------------------------------------------------
1997:  Net Asset Value................  $11.63      $14.11      $15.73      $14.30      $14.30
       Total Return...................    1.0%       21.3%       11.5%        8.6%       48.2%
-------------------------------------------------------------------------------------------------------
1996:  Net Asset Value................  $12.88      $13.08      $12.63      $11.52      $11.52
       Total Return...................   10.9%        1.6%      (3.4)%        0.0%        8.7%
-------------------------------------------------------------------------------------------------------
1995:  Net Asset Value................  $11.41      $11.75      $12.81      $11.61      $11.61
       Total Return...................    8.8%        3.0%        9.0%        0.3%       22.5%
-------------------------------------------------------------------------------------------------------
1994:  Net Asset Value................  $11.37      $11.55      $12.43      $10.49      $10.49
       Total Return...................  (6.0)%        1.6%        7.6%      (2.7)%        0.0%
-------------------------------------------------------------------------------------------------------
1993:  Net Asset Value................  $11.15      $11.93      $13.92      $12.09      $12.09
       Total Return...................   10.1%        7.0%       16.7%        1.5%       39.4%
-------------------------------------------------------------------------------------------------------
1992:  Net Asset Value................  $10.40       $9.84      $10.04      $10.13      $10.13
       Total Return...................    9.7%      (5.4)%        2.0%        6.4%       12.7%
-------------------------------------------------------------------------------------------------------
1991:  Net Asset Value................   $9.51       $9.50       $9.57       $9.48       $9.48
       Total Return...................   11.8%      (0.1)%        0.7%        2.5%       15.3%
-------------------------------------------------------------------------------------------------------
1990:  Net Asset Value................   $9.23       $9.36       $8.19       $8.51       $8.51
       Total Return...................  (2.4)%        1.4%      (12.5)%       9.0%      (5.6)%
-------------------------------------------------------------------------------------------------------
1989:  Net Asset Value................   --          --          --          $9.58       $9.58
       Total Return...................   --          --          --         2.1%(b)     2.1%(b)
-------------------------------------------------------------------------------------------------------

                   Average Annual Returns - June 30, 1999 (a)
               --------------------------------------------------

1 Year.................................................................26.7%
       .................................................................19.7%(c)
5 Year.................................................................25.4%
       .................................................................24.0%(c)
Life of Fund (b).......................................................18.3%
       .................................................................17.7%(c)

                                                                                 Dividend History
                                                              ------------------------------------------------------
                                                              Payment (ex) Date  Rate Per Share   Reinvestment Price
                                                              -----------------  --------------   ------------------
                                                              December 28, 1998      $1.490             $15.54
                                                              December 29, 1997      $2.720             $14.01
                                                              December 27, 1996      $1.110             $11.57
                                                              December 27, 1995      $1.230             $11.56
                                                              December 30, 1994      $1.600             $10.49
                                                              December 31, 1993      $2.036             $12.09
                                                              December 31, 1992      $0.553             $10.13
                                                              December 31, 1991      $0.334             $ 9.48
                                                              December 31, 1990      $0.420             $ 8.51
                                                              March 19, 1990         $0.120             $ 9.21
                                                              December 29, 1989      $0.068             $ 9.58

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

                                                                         [LOGO]

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last nine years at The Gabelli Value Fund and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

ECONOMIC OUTLOOK

     Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from BARRON'S 1999 Midyear Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.gabelli.com.

     BARRON'S ("Q"): MARIO, HOW DOES THE SECOND HALF LOOK?

     GABELLI ("G"): I said in January that rates would back up to 5.75%-6%. Now they're a little above where I thought they would be. We don't create an official inflation model, but look at it this way: Inflation breaks down into three parts -- labor, commodities and services. Commodity prices have bottomed out. Services, particularly health care, are accelerating. Unit labor costs could start picking up. So if inflation nudges above 3%, I don't see long rates falling below 6%. If rates stay at 6% with the Dow Jones Industrials at 10,700, the market has no margin of safety unless earnings pick up dramatically.

     Q: WILL THEY?

     G: I see U.S. profits roaring ahead. The combination of reasonably good end demand, reasonably okay cost structures and continuing intensity on the part of U.S. companies to further lower their costs adds up to a pretty good outlook.

     Q: WHERE DOES THAT LEAVE THE STOCK MARKET?

     G: Global financial landscapes are being shaped by mergers and acquisitions. The Financial Accounting Standards Board proposes to end pooling-of-interests transactions in January 2001. Between now and then, over a span of 18 months, there will be an incredible rush of deals. Some of them will be for cash, and this flow of funds will help the market.

     When I add it all up, I expect that as soon as any stock sector gets weak, a deal will come along to revive it. So the market will be volatile, with lots of liquidity.

     Before we look ahead, I just want to say that we have had very good success in positioning ourselves in companies that are taken over. Aeroquip-Vickers, which I mentioned in January at $30, was bought by Eaton for $58 cash a share. That was a slam-dunk home run. MediaOne Group, which I also mentioned, has agreed to be acquired by AT&T. That's another reasonably attractive deal. We think that three or four of our other holdings could be taken over. [ ]

AMERICAN CONSUMERS: WILL THE ENGINE OF GLOBAL ECONOMIC GROWTH CONTINUE STEAMING ALONG?

     We want to echo again the question we asked in our September 30, 1998 report and repeated in our March 31, 1999 report: Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

     Full employment, higher wages, the wealth effect associated with rising home values and a vibrant stock market have emboldened consumers, who continue to spend quite liberally. If rising interest rates discourage consumers from financing their spending spree, or we see a meaningful correction in the stock market dent consumer confidence, the engine that has been driving global economic growth may sputter. Equally important, if the U.S. consumer continues to be the sole driver of global economic activity, the U.S. balance of payments deficit will exceed even our dire forecast of a $250 billion run rate. The value of the U.S. dollar is a wild card in the mix of elements that will determine the direction of the overall U.S. economy and the stock market.

THE MARKET: EARNINGS AND INTEREST RATES

     In our first quarter 1999 letter to shareholders, we also opined that earnings and interest rates would call the market tune for the balance of the year. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

VALUE VERSUS GROWTH, SMALL CAP VERSUS LARGE CAP

     Growth has outperformed value for five years and large cap stocks have outperformed small caps for nearly as long. This is not unusual. Style and capitalization sectors generally take lengthy turns leading the market. Does the ascent of value and small cap stocks this quarter signify a major change in market leadership? One quarter of outperformance does not a trend make. However, fundamentals favor value stocks and small cap equities going forward. Despite the strong second quarter rally, based on historical measurements, value stocks remain inexpensive and growth stocks are still overvalued. Small cap stocks offer the dual advantages of generally better earnings growth prospects than large caps and materially lower price/earnings and price/cash flow multiples.

     The accompanying chart shows the ebbs and flows of growth and value investing over the last 23 years. The chart tracks large capitalization stocks but the same performance would hold true for small and mid-cap stocks.

                                      [GRAPH}
                     Source: Standard & Poor's Corp.; BARRA

DATE                                                          SP500    GROWTH   VALUE
------------------------------------------------------------  ------   ------   ------
Jan-1975....................................................   12.72%    9.44%   15.16%

Feb-1975....................................................    6.38%   10.91%    3.25%

Mar-1975....................................................    2.54%    2.68%    2.07%

Apr-1975....................................................    5.10%    5.65%    4.25%

May-1975....................................................    4.77%    4.50%    5.67%

Jun-1975....................................................    4.77%    2.55%    6.51%

Jul-1975....................................................   -6.44%   -8.83%   -4.12%

Aug-1975....................................................   -1.75%   -1.96%   -0.94%

Sep-1975....................................................   -3.11%   -4.15%   -2.19%

Oct-1975....................................................    6.53%    7.92%    5.04%

Nov-1975....................................................    2.82%    3.54%    2.50%

Dec-1975....................................................   -0.81%   -2.49%    0.67%

Jan-1976....................................................   12.17%   11.94%   11.76%

Feb-1976....................................................   -0.84%   -2.18%    1.09%

Mar-1976....................................................    3.37%    3.28%    3.26%

Apr-1976....................................................   -0.77%   -2.62%    0.75%

May-1976....................................................   -1.11%   -1.46%   -0.16%

Jun-1976....................................................    4.43%    4.55%    4.10%

Jul-1976....................................................   -0.47%   -1.53%    0.21%

Aug-1976....................................................   -0.18%   -0.17%    0.49%

Sep-1976....................................................    2.59%    1.66%    3.23%

Oct-1976....................................................   -1.86%   -2.18%   -1.76%

Nov-1976....................................................   -0.40%   -1.52%    1.47%

Dec-1976....................................................    5.61%    4.22%    6.59%

Jan-1977....................................................   -4.72%   -7.65%   -2.80%

Feb-1977....................................................   -1.82%   -1.59%   -1.44%

Mar-1977....................................................   -1.05%   -1.78%   -0.66%

Apr-1977....................................................    0.42%   -2.10%    2.28%

May-1977....................................................   -1.96%   -2.67%   -0.47%

Jun-1977....................................................    4.94%    6.14%    3.43%

Jul-1977....................................................   -1.24%   -1.47%   -1.56%

Aug-1977....................................................   -1.72%    0.94%   -3.62%

Sep-1977....................................................    0.16%   -0.80%    0.88%

Oct-1977....................................................   -3.89%   -4.54%   -3.68%

Nov-1977....................................................    3.16%    3.83%    3.41%

Dec-1977....................................................    0.75%   -0.12%    1.24%

Jan-1978....................................................   -5.74%   -6.20%   -5.71%

Feb-1978....................................................   -2.02%   -2.86%   -0.28%

Mar-1978....................................................    2.94%    1.58%    3.73%

Apr-1978....................................................    9.02%   11.21%    6.35%

May-1978....................................................    0.92%    1.51%    1.22%

Jun-1978....................................................   -1.37%   -0.99%   -2.13%

Jul-1978....................................................    5.83%    7.02%    4.13%

Aug-1978....................................................    3.01%    2.74%    4.00%

Sep-1978....................................................   -0.31%   -2.09%    1.36%

Oct-1978....................................................   -8.71%   -8.46%   -9.23%

Nov-1978....................................................    2.15%    1.94%    3.16%

Dec-1978....................................................    1.96%    2.75%    0.51%

Jan-1979....................................................    4.43%    3.15%    5.37%

Feb-1979....................................................   -3.21%   -3.55%   -2.04%

Mar-1979....................................................    5.96%    5.55%    5.80%

Apr-1979....................................................    0.63%    0.25%    0.60%

May-1979....................................................   -2.17%   -2.10%   -1.70%

Jun-1979....................................................    4.35%    3.26%    4.82%

Jul-1979....................................................    1.34%    0.76%    1.54%

Aug-1979....................................................    5.77%    6.39%    5.78%

Sep-1979....................................................    0.43%   -0.25%    0.78%

Oct-1979....................................................   -6.40%   -5.61%   -7.48%

Nov-1979....................................................    4.75%    5.91%    4.33%

Dec-1979....................................................    2.14%    1.72%    1.89%

Jan-1980....................................................    6.22%    6.34%    5.71%

Feb-1980....................................................    0.00%    0.01%    0.68%

Mar-1980....................................................   -9.72%   -9.18%  -10.53%

Apr-1980....................................................    4.62%    2.92%    5.77%

May-1980....................................................    5.15%    5.31%    5.86%

Jun-1980....................................................    3.16%    3.55%    2.32%

Jul-1980....................................................    6.96%    7.89%    5.37%

Aug-1980....................................................    1.01%    1.13%    1.48%

Sep-1980....................................................    2.94%    4.33%    0.94%

Oct-1980....................................................    2.03%    3.42%   -0.01%

Nov-1980....................................................   10.65%   14.25%    6.44%

Dec-1980....................................................   -3.01%   -4.39%   -1.38%

Jan-1981....................................................   -4.18%   -6.70%   -2.03%

Feb-1981....................................................    1.74%    2.73%    1.39%

Mar-1981....................................................    4.00%    3.29%    4.33%

Apr-1981....................................................   -1.93%   -4.12%   -0.10%

May-1981....................................................    0.26%    0.23%    0.92%

Jun-1981....................................................   -0.62%   -1.54%   -0.17%

Jul-1981....................................................    0.21%    1.68%   -1.37%

Aug-1981....................................................   -5.77%   -6.35%   -4.56%

Sep-1981....................................................   -4.92%   -6.14%   -3.91%

Oct-1981....................................................    5.40%    6.70%    3.85%

Nov-1981....................................................    4.13%    3.92%    4.78%

Dec-1981....................................................   -2.56%   -2.85%   -2.57%

Jan-1982....................................................   -1.30%   -0.01%   -1.87%

Feb-1982....................................................   -5.59%   -6.71%   -3.45%

Mar-1982....................................................   -0.52%   -1.57%    0.29%

Apr-1982....................................................    4.52%    5.50%    2.82%

May-1982....................................................   -3.40%   -3.04%   -2.45%

Jun-1982....................................................   -1.50%   -1.66%   -1.78%

Jul-1982....................................................   -1.77%   -1.15%   -2.97%

Aug-1982....................................................   12.14%   11.47%   13.62%

Sep-1982....................................................    1.25%    1.64%    0.50%

Oct-1982....................................................   11.51%   11.35%   11.21%

Nov-1982....................................................    4.04%    5.29%    3.55%

Dec-1982....................................................    1.93%    2.00%    1.34%

Jan-1983....................................................    3.72%    2.26%    4.69%

Feb-1983....................................................    2.29%    2.92%    2.16%

Mar-1983....................................................    3.69%    3.34%    3.91%

Apr-1983....................................................    7.88%    6.79%    8.29%

May-1983....................................................   -0.87%   -1.15%    0.02%

Jun-1983....................................................    3.89%    5.72%    1.94%

Jul-1983....................................................   -2.95%   -4.48%   -1.65%

Aug-1983....................................................    1.50%   -0.46%    3.87%

Sep-1983....................................................    1.38%    1.83%    0.85%

Oct-1983....................................................   -1.15%   -2.10%   -0.58%

Nov-1983....................................................    2.11%    2.02%    2.63%

Dec-1983....................................................   -0.52%   -0.97%   -0.08%

Jan-1984....................................................   -0.55%   -3.26%    2.21%

Feb-1984....................................................   -3.51%   -4.20%   -2.37%

Mar-1984....................................................    1.73%    2.11%    1.28%

Apr-1984....................................................    0.95%    0.61%    0.75%

May-1984....................................................   -5.53%   -5.10%   -5.41%

Jun-1984....................................................    2.17%    3.06%    1.25%

Jul-1984....................................................   -1.24%   -0.63%   -2.31%

Aug-1984....................................................   11.05%   10.22%   12.29%

Sep-1984....................................................    0.02%   -1.46%    1.60%

Oct-1984....................................................    0.39%    1.04%   -0.46%

Nov-1984....................................................   -1.12%   -1.75%   -0.26%

Dec-1984....................................................    2.64%    2.57%    2.42%

Jan-1985....................................................    7.79%    7.97%    7.31%

Feb-1985....................................................    1.23%    1.51%    1.29%

Mar-1985....................................................    0.07%   -0.24%    0.34%

Apr-1985....................................................   -0.09%   -1.49%    0.94%

May-1985....................................................    5.78%    6.41%    5.49%

Jun-1985....................................................    1.57%    1.90%    1.16%

Jul-1985....................................................   -0.14%   -0.38%   -0.23%

Aug-1985....................................................    0.85%   -1.23%   -0.90%

Sep-1985....................................................   -3.12%   -3.66%   -2.84%

Oct-1985....................................................    4.62%    4.19%    4.81%

Nov-1985....................................................    6.86%    8.90%    5.36%

Dec-1985....................................................    4.84%    6.13%    3.21%

Jan-1986....................................................    0.56%   -4.30%    1.33%

Feb-1986....................................................    7.48%    7.57%    7.58%

Mar-1986....................................................    5.58%    5.88%    5.06%

Apr-1986....................................................   -1.12%    0.21%   -2.79%

May-1986....................................................    5.32%    5.36%    5.57%

Jun-1986....................................................    1.69%    1.83%    1.44%

Jul-1986....................................................   -5.59%   -6.65%   -4.76%

Aug-1986....................................................    7.42%    4.90%   10.06%

Sep-1986....................................................   -8.26%  -10.22%   -6.32%

Oct-1986....................................................    5.77%    6.33%    4.79%

Nov-1986....................................................    2.43%    2.85%    2.24%

Dec-1986....................................................   -2.55%   -2.33%   -3.00%

Jan-1987....................................................   13.47%   13.62%   13.24%

Feb-1987....................................................    3.95%    6.77%    1.39%

Mar-1987....................................................    2.89%    2.22%    3.27%

Apr-1987....................................................   -0.88%   -1.19%   -0.62%

May-1987....................................................    0.87%    1.14%    0.90%

Jun-1987....................................................    5.05%    5.06%    4.92%

Jul-1987....................................................    5.07%    5.51%    4.40%

Aug-1987....................................................    3.73%    4.15%    3.49%

Sep-1987....................................................   -2.19%   -2.59%   -1.81%

Oct-1987....................................................  -21.53%  -22.71%  -20.32%

Nov-1987....................................................   -8.24%   -8.86%   -7.47%

Dec-1987....................................................    7.61%    8.48%    6.26%

Jan-1988....................................................    4.21%    2.03%    6.64%

Feb-1988....................................................    4.66%    4.72%    4.58%

Mar-1988....................................................   -3.08%   -0.39%   -2.11%

Apr-1988....................................................    1.11%    0.81%    1.25%

May-1988....................................................    0.87%    0.30%    1.23%

Jun-1988....................................................    4.59%    4.94%    4.29%

Jul-1988....................................................   -0.37%   -0.65%   -0.12%

Aug-1988....................................................   -3.39%   -3.77%   -2.75%

Sep-1988....................................................    4.26%    4.54%    3.87%

Oct-1988....................................................    2.78%    2.35%    3.16%

Nov-1988....................................................   -1.42%    1.85%   -0.95%

Dec-1988....................................................    1.75%    2.35%    1.14%

Jan-1989....................................................    7.32%    7.18%    7.33%

Feb-1989....................................................   -2.49%   -2.67%   -2.16%

Mar-1989....................................................    2.33%    2.08%    2.64%

Apr-1989....................................................    5.19%    5.42%    4.80%

May-1989....................................................    4.05%    4.29%    3.79%

Jun-1989....................................................   -0.56%   -0.73%   -0.36%

Jul-1989....................................................    9.03%   10.88%    6.90%

Aug-1989....................................................    1.96%    1.52%    2.20%

Sep-1989....................................................   -0.40%    2.50%   -1.07%

Oct-1989....................................................   -2.32%   -1.50%   -3.23%

Nov-1989....................................................    2.04%    3.12%    0.89%

Dec-1989....................................................    2.40%    2.39%    2.32%

Jan-1990....................................................   -6.71%   -7.47%   -5.87%

Feb-1990....................................................    1.29%    0.58%    2.03%

Mar-1990....................................................    2.65%    3.99%    1.19%

Apr-1990....................................................   -2.49%   -1.62%   -3.40%

May-1990....................................................    9.75%   11.32%    7.96%

Jun-1990....................................................   -0.67%    0.33%   -1.89%

Jul-1990....................................................   -0.32%   -0.63%    0.01%

Aug-1990....................................................   -9.03%   -9.22%    8.80%

Sep-1990....................................................   -4.86%   -5.16%   -4.63%

Oct-1990....................................................   -0.42%    0.66%   -1.42%

Nov-1990....................................................    6.46%    6.04%    6.83%

Dec-1990....................................................    2.79%    3.18%    2.26%

Jan-1991....................................................    4.36%    4.16%    4.73%

Feb-1991....................................................    7.15%    7.75%    6.52%

Mar-1991....................................................    2.42%    3.78%    0.91%

Apr-1991....................................................    0.24%   -0.19%    0.79%

May-1991....................................................    4.31%    3.78%    4.77%

Jun-1991....................................................   -4.58%   -4.18%   -4.97%

Jul-1991....................................................    4.66%    5.35%    3.97%

Aug-1991....................................................    2.37%    3.22%    1.45%

Sep-1991....................................................   -1.67%   -2.19%   -1.05%

Oct-1991....................................................    1.34%    1.22%    1.46%

Nov-1991....................................................   -4.02%    2.55%   -5.58%

Dec-1991....................................................   11.44%   14.09%    8.51%

Jan-1992....................................................   -1.86%   -3.35%    0.00%

Feb-1992....................................................    1.30%    0.59%    2.03%

Mar-1992....................................................   -1.94%   -2.32%   -1.57%

Apr-1992....................................................    2.94%    1.06%    4.88%

May-1992....................................................    0.49%    0.78%    0.28%

Jun-1992....................................................   -1.48%   -2.07%   -0.82%

Jul-1992....................................................    4.09%    4.51%    3.61%

Aug-1992....................................................   -2.04%   -1.15%   -2.90%

Sep-1992....................................................    1.18%    1.18%    1.10%

Oct-1992....................................................    0.35%    1.50%   -0.80%

Nov-1992....................................................    3.41%    4.04%    2.71%

Dec-1992....................................................    1.23%    0.66%    1.81%

Jan-1993....................................................    0.84%   -1.08%    2.76%

Feb-1993....................................................    1.36%   -0.80%    3.44%

Mar-1993....................................................    2.11%    1.41%    2.76%

Apr-1993....................................................   -2.41%   -4.61%   -0.40%

May-1993....................................................    2.68%    3.56%    1.87%

Jun-1993....................................................    0.29%   -0.85%    1.32%

Jul-1993....................................................   -0.40%   -2.56%    1.24%

Aug-1993....................................................    3.79%    3.65%    3.92%

Sep-1993....................................................   -0.76%   -1.53%   -0.37%

Oct-1993....................................................    2.07%    3.72%    0.54%

Nov-1993....................................................   -0.95%   -0.07%   -1.79%

Dec-1993....................................................    1.21%    0.70%    1.70%

Jan-1994....................................................    3.40%    2.14%    4.66%

Feb-1994....................................................   -2.71%   -1.79%   -3.62%

Mar-1994....................................................   -4.36%   -4.61%   -4.11%

Apr-1994....................................................    1.28%    0.45%    2.11%

May-1994....................................................    1.64%    1.63%    1.66%

Jun-1994....................................................   -2.45%   -2.13%   -2.77%

Jul-1994....................................................    3.28%    3.19%    3.38%

Aug-1994....................................................    4.10%    5.34%    2.83%

Sep-1994....................................................   -2.44%   -1.42%   -3.52%

Oct-1994....................................................    2.25%    2.33%    2.18%

Nov-1994....................................................   -3.64%   -3.28%   -4.05%

Dec-1994....................................................    1.48%    1.73%    1.23%

Jan-1995....................................................    2.59%    2.48%    2.71%

Feb-1995....................................................    3.90%    3.90%    3.88%

Mar-1995....................................................    2.95%    3.14%    2.76%

Apr-1995....................................................    2.95%    2.60%    3.29%

May-1995....................................................    4.00%    3.58%    4.45%

Jun-1995....................................................    2.32%    3.83%    0.76%

Jul-1995....................................................    3.32%    3.19%    3.45%

Aug-1995....................................................    0.25%   -0.33%    0.85%

Sep-1995....................................................    4.22%    4.94%    3.48%

Oct-1995....................................................   -0.35%    0.80%   -1.56%

Nov-1995....................................................    4.39%    3.60%    5.24%

Dec-1995....................................................    1.93%    1.13%    2.77%

Jan-1996....................................................    3.40%    3.82%    2.99%

Feb-1996....................................................    0.93%    0.91%    0.94%

Mar-1996....................................................    0.96%   -0.42%    2.34%

Apr-1996....................................................    1.47%    1.95%    1.02%

May-1996....................................................    2.58%    3.68%    1.51%

Jun-1996....................................................    0.38%    1.25%   -0.48%

Jul-1996....................................................   -4.41%   -4.61%   -4.22%

Aug-1996....................................................    2.11%    1.48%    2.76%

Sep-1996....................................................    5.63%    6.94%    4.28%

Oct-1996....................................................    2.76%    2.17%    3.39%

Nov-1996....................................................    7.56%    7.47%    7.65%

Dec-1996....................................................   -1.98%    2.31%   -1.63%

Jan-1997....................................................    6.25%    7.83%    4.61%

Feb-1997....................................................    0.78%    0.84%    0.73%

Mar-1997....................................................   -4.10%   -4.75%   -3.42%

Apr-1997....................................................    5.97%    8.07%    3.75%

May-1997....................................................    6.09%    5.92%    6.27%

Jun-1997....................................................    4.48%    5.07%    3.82%

Jul-1997....................................................    7.96%    7.91%    8.00%

Aug-1997....................................................   -5.60%   -6.65%   -4.52%

Sep-1997....................................................    5.48%    5.10%    5.86%

Oct-1997....................................................   -3.34%    3.01%   -3.68%

Nov-1997....................................................    4.63%    5.43%    3.81%

Dec-1997....................................................    1.72%    1.23%    2.22%

Jan-1998....................................................    1.11%    3.36%   -1.23%

Feb-1998....................................................    7.21%    6.95%    7.50%

Mar-1998....................................................    5.12%    5.17%    5.07%

Apr-1998....................................................    1.01%    8.38%    1.18%

May-1998....................................................   -1.71%   -2.01%   -1.41%

Jun-1998....................................................    4.06%    7.13%    0.76%

Jul-1998....................................................   -1.06%   -0.06%   -2.17%

Aug-1998....................................................  -14.45%  -13.01%  -16.08%

Sep-1998....................................................    6.41%    6.69%    6.08%

Oct-1998....................................................    8.13%    8.39%    7.83%

Nov-1998....................................................    6.06%    6.77%    5.21%

Dec-1998....................................................    5.76%    7.61%    3.51%

Jan-1999....................................................    4.18%    6.11%    2.02%

Feb-1999....................................................   -3.10%   -3.92%   -2.15%

Mar-1999....................................................    4.00%    4.84%    3.03%

Apr-1999....................................................    3.87%   -0.19%    8.62%

May-1999....................................................   -2.36%   -2.92%   -1.77%

Jun-1999....................................................    5.55%    7.16%    3.84%

     Despite our own value bias and The Gabelli Value Fund's focus on smaller companies, our Fund has performed quite well in a market that has strongly favored large cap growth stocks over all others. We believe we can do even better relative to the S&P 500 in a market that tilts toward value and smaller cap stocks.

THIS QUARTER'S SCORECARD

     We are particularly proud of our portfolio's batting average this quarter. Nearly 67% of our portfolio holdings outperformed the S&P 500. That is almost two hits in every three at bats. Our cyclical holdings were among our most productive batters. Industrial cyclicals such as Sequa, Navistar, Honeywell and Dana helped us build a big lead over the benchmark. Energy and energy service companies such as PennzEnergy and Citizens Utilities also connected at the plate. AT&T Corp.'s Liberty Media Group is a contender for "Most Valuable Player", as investors applaud its acquisition of Associated Group. Liberty Media is the tracking stock for the company being run by former Tele-Communications Inc. Chairman and "Value Creator Extraordinaire", John Malone.

     Some of our previous all-stars, most notably Cablevision and Viacom, experienced old-fashioned profit taking. After exceptional performance in 1997-98, momentum investors began purchasing the stocks of these cable and media sluggers. True to form, the momentum investors abandoned their new holdings as soon as they fell behind in the count. We believe these dominant franchises will rebound smartly later this season. We struck out with food and beverage holdings Advantica Restaurant Group, Celestial Seasonings, PepsiCo, Seagram and Whitman.

A BROADCAST RECOVERY?

     American broadcasters suffered through a dismal 1998. They continued to lose eyeballs and advertising dollars to cable television operators, and the Internet captured a larger piece of many companies' advertising budgets. However, the tide may be turning. Although the national and local spot markets remain soft, upfront advertising sales are up 13%. Buoyed by spending from pharmaceutical companies (which are now allowed to market their prescription products on television), Internet companies that are spending lavishly on advertising to establish their brand names and big new ad campaigns planned for the millennium, broadcasters' ad revenues should trend higher. Broadcasters will get an additional boost in the upcoming election year as politicians open campaign treasure chests to win the hearts and minds of American voters.

     This quarter, our broadcast holdings were mixed. Paxson Communications and Grupo Televisa posted strong gains as Meredith Corp. tuned in with sound performance. But Liberty Corp and Chris Craft Industries were flat, while Gray Communications declined. We believe that when investors start focusing on next year's numbers, they will begin tuning in to our broadcast laggards.

     A final wild card for broadcasters is the increasing focus by technology giants on the ubiquitous nature of television. The "Holy Grail" is to develop a two way interactive and transaction driven economic model for old fashioned "POTS" (Plain Old Television Stations).

FREE RANGE RABBIT

     The "Energizer Bunny" is running down. Energizer has lost market share to current industry leader Gillette's Duracell subsidiary and Rayovac is also gaining ground. Parent company Ralston Purina is about to free the "Energizer Bunny" in a spin-off. We believe Energizer will be a stronger competitor as an independent company and that off on its own, it may attract a predator in the form of a large branded consumer goods company looking for an entry in the battery business. Releasing Energizer will also help investors more fully appreciate the nutrition in Ralston Purina's dominant pet food franchise.

     Through the years, Ralston Purina management has done an excellent job building value and enhancing shareholder returns through large share repurchase programs. We believe Ralston's parts are worth considerably more than the current market valuation of the whole and that the decision to spin off Energizer represents another terrific move by this shareholder sensitive company.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corp. (CVC - $70.00 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Chris-Craft Industries Inc. (CCN - $47.125 - NYSE), through its 80% ownership of BHC Communications (BHC - $130.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 59% of United Television (UTVI - $104.875 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United Television recently purchased WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI also acquired WRBW, a UPN affiliate in Orlando, for $60 million in early July 1998. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.5 billion in cash and marketable securities.

Dana Corp. (DCN - $46.0625 - NYSE) is one of the world's largest independent suppliers to vehicular, off-highway and industrial manufacturers and related aftermarkets. Dana produces engine, drive-train and braking components and systems. Founded in 1904 and based in Toledo, Ohio, the company operates 330 major facilities in 32 countries and employs more than 86,000 people. A significant portion of the Automotive Aftermarket Group's resources came to Dana from its acquisition of Echlin.

Liberty Media Group (LMG'A - $36.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $55.8125 - NYSE) and are now traded on the New York Stock Exchange.

Media General Inc. (MEG'A - $51.00 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of nearly 250,000. Media General operates thirteen network television stations in Southeastern markets, including Tampa and Jacksonville, Florida. The relaxation of broadcast station ownership restrictions provided by the Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company produces newsprint from recycled newspapers at its Garden State Paper Co. In April, MEG'A announced the sale of its Virginia cable franchises to Cox Communications for $1.4 billion. In June, MEG'A sold its equity interest in the Denver Post to Media News Group and redeemed its preferred stock for a total of $92 million.

MediaOne Group Inc. (UMG - $74.375 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $55.8125 - NYSE) for $54 billion.

Navistar International Corp. (NAV - $50.00 - NYSE) manufactures and markets medium and heavy trucks, school buses and mid-range diesel engines in North America and selected export markets. Navistar has led the U.S. and Canadian markets in combined sales of medium and heavy trucks and school buses for almost 20 years. The company is also a leading supplier of mid-range diesel engines in the 160 to 300 horsepower range. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corp.

Telephone & Data Systems Inc. (TDS - $73.0625 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp.
(USM - $53.50 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $13.50 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

USA Networks Inc. (USAI - $40.125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $44.125 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     In the second quarter of 1999, value reasserted itself and small cap stocks came roaring back. Both of these forces provided a tailwind for our portfolio. Looking ahead, we have our reservations regarding the stock market, which, based on fundamentals, appears to be well above intrinsic value. However, we still see windows of opportunity, particularly in the small and mid-cap value sectors where we are most active. We will strive to continue to uncover such opportunities and maintain a diversified portfolio of what we view as long term fundamental investment bargains.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                       Sincerely,

                                       [MARIO J. GABELLI SIGNATURE]

                                       MARIO J. GABELLI, CFA
                                       Portfolio Manager and
                                       Chief Investment Officer

July 30, 1999

                                TOP TEN HOLDINGS
                                 JUNE 30, 1999

                                      Navistar International
Viacom Inc.                           Corp.
Media General Inc.                    Liberty Media Group
Cablevision Systems Corp.             USA Networks Inc.
MediaOne Group Inc.                   Chris-Craft Industries Inc.
Telephone & Data Systems Inc.         Dana Corp.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     MARKET
       SHARES                                         COST           VALUE
       ------                                         ----           ------
                        COMMON STOCKS-- 88.2%
                        AGRICULTURE--1.1%
         535,000        Archer-Daniels-Midland
                         Co. ...................  $  8,854,063   $    8,259,063
          85,000        Monsanto Co. ...........     3,767,687        3,352,187
                                                  ------------   --------------
                                                    12,621,750       11,611,250
                                                  ------------   --------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES--3.6%
         615,000        Dana Corp. .............    25,918,170       28,328,437
         260,000        Modine Manufacturing
                         Co. ...................     8,282,310        8,466,250
          40,000        Superior Industries
                         International Inc. ....       997,256        1,092,500
                                                  ------------   --------------
                                                    35,197,736       37,887,187
                                                  ------------   --------------
                        AVIATION: PARTS AND SERVICES--0.4%
          62,000        Barnes Group Inc. ......     1,428,531        1,348,500
         240,000        Fairchild Corp., Cl.
                         A+.....................     4,610,427        3,060,000
                                                  ------------   --------------
                                                     6,038,958        4,408,500
                                                  ------------   --------------
                        BROADCASTING--4.9%
         160,000        Ackerley Group Inc. ....     2,481,450        2,910,000
         628,520        Chris-Craft Industries
                         Inc.+..................    18,161,053       29,619,005
         165,000        Gray Communications
                         Systems Inc., Cl. B....     2,336,155        2,330,625
         135,000        Grupo Televisa SA,
                         GDR+...................     2,952,776        6,049,687
         150,000        Liberty Corp. ..........     4,687,887        8,175,000
         250,000        Paxson Communications
                         Corp., Cl. A+..........     2,009,590        3,375,000
                                                  ------------   --------------
                                                    32,628,911       52,459,317
                                                  ------------   --------------
                        BUSINESS SERVICES--2.2%
         150,000        Berlitz International
                         Inc., New+.............     2,645,075        2,756,250
       1,035,000        Cendant Corp. ..........    19,161,969       21,217,500
                                                  ------------   --------------
                                                    21,807,044       23,973,750
                                                  ------------   --------------
                        CABLE--12.2%
         940,000        Cablevision Systems
                         Corp., Cl. A+..........    11,708,128       65,800,000
         875,000        MediaOne Group Inc. ....    22,227,429       65,078,125
                                                  ------------   --------------
                                                    33,935,557      130,878,125
                                                  ------------   --------------
                        COMMUNICATIONS EQUIPMENT--0.3%
          20,000        Nortel Networks
                         Corp. .................       374,250        1,736,250
          30,000        Scientific-Atlanta
                         Inc. ..................       545,488        1,080,000
                                                  ------------   --------------
                                                       919,738        2,816,250
                                                  ------------   --------------
                        COMPUTER SOFTWARE AND SERVICES--0.1%
         200,000        Tyler Technologies
                         Inc. ..................       438,050        1,375,000
                                                  ------------   --------------
                        CONSUMER PRODUCTS--2.5%
         500,000        Carter-Wallace Inc. ....     7,483,781        9,093,750
         280,000        General Cigar Holdings
                         Inc. ..................     3,144,104        2,187,500
         168,000        General Cigar Holdings
                         Inc., Cl. B+ (a).......     1,414,002        1,312,500
          30,000        Gucci Group NV..........     1,961,657        2,100,000

                                                                     MARKET
       SHARES                                         COST           VALUE
       ------                                         ----           ------
         150,000        Hartmarx Corp.+.........  $  1,089,249   $      628,125
          10,000        National Presto
                         Industries Inc. .......       353,156          382,500
         310,000        Ralston Purina Group....     6,868,758        9,435,625
          41,700        Syratech Corp.+.........       983,310          646,350
          85,000        Wolverine World Wide
                         Inc. ..................       855,819        1,190,000
                                                  ------------   --------------
                                                    24,153,836       26,976,350
                                                  ------------   --------------
                        CONSUMER SERVICES--0.7%
         450,000        Rollins Inc. ...........     7,930,764        7,171,875
                                                  ------------   --------------
                        DIVERSIFIED INDUSTRIAL--0.7%
          50,000        Ampco-Pittsburgh
                         Corp. .................       250,018          640,625
         100,000        GenTek Inc.+............       987,458        1,387,500
         225,000        Katy Industries Inc. ...     1,943,459        2,925,000
          60,000        Lamson & Sessions
                         Co.+...................       355,813          360,000
          17,000        Tyco International
                         Ltd. ..................     1,445,840        1,610,750
         136,000        WHX Corp. ..............     1,585,294          892,500
                                                  ------------   --------------
                                                     6,567,882        7,816,375
                                                  ------------   --------------
                        ELECTRONICS--0.1%
          50,000        Watkins-Johnson Co. ....     1,195,338        1,475,000
                                                  ------------   --------------
                        ENERGY AND UTILITIES--2.6%
         575,000        Citizens Utilities Co.,
                         Cl. B+.................     5,618,609        6,396,875
          85,000        Orange & Rockland
                         Utilities Inc. ........     4,951,913        4,967,188
         620,000        PennzEnergy Co. ........    11,050,807       10,346,250
         110,000        Pennzoil-Quaker State
                         Co. ...................     2,553,113        1,650,000
         156,000        Southwest Gas Corp. ....     3,027,730        4,465,500
                                                  ------------   --------------
                                                    27,202,172       27,825,813
                                                  ------------   --------------
                        ENTERTAINMENT--16.3%
         180,000        Ascent Entertainment
                         Group Inc.+............     1,858,036        2,542,500
         150,000        GC Companies Inc.+......     5,696,631        5,362,500
         890,000        Liberty Media Group, Cl.
                         A+.....................     8,224,421       32,707,500
         800,000        USA Networks Inc.+......    10,751,703       32,100,000
       2,295,000        Viacom Inc., Cl. A+.....    37,064,225      101,266,875
                                                  ------------   --------------
                                                    63,595,016      173,979,375
                                                  ------------   --------------
                        EQUIPMENT AND SUPPLIES--6.7%
          40,000        Deere & Co. ............       968,254        1,585,000
         200,000        Flowserve Corp. ........     4,898,692        3,787,500
         130,000        Gerber Scientific
                         Inc. ..................     1,111,661        2,868,125
         235,000        Hussmann International
                         Inc. ..................     1,899,946        3,892,187
         100,000        International Comfort
                         Products Corp. ........     1,148,750        1,137,500
         768,000        Navistar International
                         Corp. .................    20,352,000       38,400,000
         240,000        Pittway Corp., Cl. A....       492,592        8,205,000
          75,000        Sequa Corp., Cl. A+.....     2,704,459        5,250,000
          24,500        Sequa Corp., Cl. B+.....     1,203,320        1,751,750
           2,500        Smith (A.O.) Corp. .....        62,781           70,000
           7,500        Smith (A.O.) Corp., Cl.
                         A......................       208,100          206,250
         210,000        Watts Industries
                         Inc. ..................     2,959,243        4,029,375
                                                  ------------   --------------
                                                    38,009,798       71,182,687
                                                  ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     MARKET
       SHARES                                         COST           VALUE
       ------                                         ----           ------
                        COMMON STOCKS (CONTINUED)
                        FINANCIAL SERVICES--2.7%
         270,000        American Bankers
                         Insurance Group
                         Inc. ..................  $ 15,616,265   $   14,698,125
          30,000        Chase Manhattan
                         Corp. .................     2,287,476        2,598,750
          12,000        Lehman Brothers
                         Holdings Inc. .........       297,600          747,000
          40,000        Mellon Bank Corp. ......     1,402,313        1,455,000
         100,000        Merrill Lynch & Co. ....     7,038,314        7,993,750
         100,000        Pioneer Group Inc. .....     2,150,471        1,725,000
                                                  ------------   --------------
                                                    28,792,439       29,217,625
                                                  ------------   --------------
                        FOOD AND BEVERAGE--3.5%
          32,000        Advantica Restaurant
                         Group Inc.+............       298,764          110,000
          60,000        Celestial Seasonings
                         Inc.+..................     1,035,180        1,290,000
         168,000        Corn Products
                         International Inc. ....     4,999,078        5,113,500
         290,000        PepsiCo Inc. ...........    10,198,384       11,219,375
         165,000        Seagram Co. ............     7,926,800        8,311,875
         640,000        Whitman Corp. ..........     7,692,913       11,520,000
                                                  ------------   --------------
                                                    32,151,119       37,564,750
                                                  ------------   --------------
                        HEALTH CARE--0.4%
         300,000        IVAX Corp.+.............     2,829,106        4,237,500
                                                  ------------   --------------
                        HOTELS AND GAMING--2.9%
         600,000        Aztar Corp.+............     4,191,822        5,512,500
         262,000        Gaylord Entertainment
                         Co., Cl. A.............     7,611,117        7,860,000
         550,000        Hilton Hotels Corp. ....     8,380,908        7,803,125
       1,270,000        Ladbroke Group plc,
                         ADR....................     5,855,616        5,039,627
         220,000        Mirage Resorts Inc.+....     3,629,524        3,685,000
         110,000        Park Place
                         Entertainment Corp.+...       732,419        1,065,625
                                                  ------------   --------------
                                                    30,401,406       30,965,877
                                                  ------------   --------------
                        METALS AND MINING--0.4%
          40,000        Barrick Gold Corp. .....       880,974          775,000
         300,000        Echo Bay Mines Ltd.+....     1,210,760          431,250
          80,000        Homestake Mining Co. ...       952,438          655,000
          55,000        Placer Dome Inc. .......       651,513          649,687
         365,000        Royal Oak Mines Inc.+...       533,235           14,600
       1,299,000        TVX Gold Inc.+..........     1,931,445        1,299,000
                                                  ------------   --------------
                                                     6,160,365        3,824,537
                                                  ------------   --------------
                        PUBLISHING--10.1%
          25,000        McGraw-Hill Companies
                         Inc. ..................       771,004        1,348,438
       1,650,000        Media General Inc.,
                         Cl. A (b)..............    33,274,697       84,150,000

                                                                     MARKET
       SHARES                                         COST           VALUE
       ------                                         ----           ------
         115,000        Meredith Corp. .........  $  2,294,407   $    3,981,875
         315,000        Penton Media Inc. ......     3,569,545        7,638,750
         250,000        Reader's Digest
                         Association Inc., Cl.
                         B......................     6,210,153        9,375,000
          20,000        Tribune Co. ............     1,189,125        1,742,500
                                                  ------------   --------------
                                                    47,308,931      108,236,563
                                                  ------------   --------------
                        REAL ESTATE--1.2%
         730,000        Catellus Development
                         Corp.+.................     9,226,536       11,315,000
         130,000        Griffin Land & Nurseries
                         Inc.+..................     1,463,689        1,543,750
                                                  ------------   --------------
                                                    10,690,225       12,858,750
                                                  ------------   --------------
                        RETAIL--3.0%
       1,140,000        AutoNation Inc.+........    15,504,862       20,306,250
          20,000        Burlington Coat Factory
                         Warehouse Corp. .......       288,357          386,250
         140,000        Food Lion Inc., Cl. A...     1,474,689        1,662,500
          63,600        Ingles Markets Inc., Cl.
                         A......................       813,890          969,900
         140,000        Lillian Vernon Corp. ...     2,004,440        1,820,000
         265,000        Neiman Marcus Group
                         Inc.+..................     5,493,348        6,807,188
                                                  ------------   --------------
                                                    25,579,586       31,952,088
                                                  ------------   --------------
                        SATELLITE--0.7%
         150,000        COMSAT Corp. ...........     3,501,997        4,875,000
         145,000        Loral Space &
                         Communications Ltd.+...     2,557,395        2,610,000
         132,600        TCI Satellite
                         Entertainment Inc., Cl.
                         A+.....................     1,104,453          389,512
                                                  ------------   --------------
                                                     7,163,845        7,874,512
                                                  ------------   --------------
                        SPECIALTY CHEMICALS--0.8%
          20,000        Dexter Corp. ...........       582,231          816,250
         250,000        Ferro Corp. ............     4,571,499        6,875,000
         100,000        General Chemical Group
                         Inc. ..................       330,642          312,500
                                                  ------------   --------------
                                                     5,484,372        8,003,750
                                                  ------------   --------------
                        TELECOMMUNICATIONS--2.5%
          45,000        AT&T Corp. .............       554,887        2,511,563
         172,462        Commonwealth Telephone
                         Enterprises Inc.+......     3,170,439        6,973,932
         100,000        RCN Corp.+..............       602,133        4,162,500
         110,000        Rogers Communications
                         Inc., Cl. B+...........     1,827,648        1,780,625
         200,000        US West Inc. ...........    11,558,190       11,750,000
                                                  ------------   --------------
                                                    17,713,297       27,178,620
                                                  ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     MARKET
       SHARES                                         COST           VALUE
       ------                                         ----           ------
                        COMMON STOCKS (CONTINUED)
                        WIRELESS COMMUNICATIONS--5.6%
         100,000        Rogers Cantel Mobile
                         Communications Inc.,
                         Cl. B..................  $  1,224,507   $    1,643,750
         250,000        Telecom Italia Mobile
                         SpA....................       332,242        1,491,432
         770,000        Telephone & Data
                         Systems Inc. ..........    33,394,015       56,258,125
                                                  ------------   --------------
                                                    34,950,764       59,393,307
                                                  ------------   --------------
                        TOTAL COMMON STOCKS.....   561,468,005      943,144,733
                                                  ------------   --------------
                        PREFERRED STOCKS--0.5%
                        PUBLISHING--0.5%
         155,500        News Corp. Ltd., ADR
                         Preference Shares......     2,390,998        4,907,969
                                                  ------------   --------------

      PRINCIPAL
       AMOUNT
     -----------
                        CORPORATE BONDS--0.0%
                        ENTERTAINMENT--0.0%
     $   497,000        Viacom Inc., Sub. Deb.
                         8.00%, 07/07/06........       322,429          511,910
                                                  ------------   --------------
                        U.S. GOVERNMENT OBLIGATIONS--7.1%
      76,632,000        U.S.Treasury Bills,
                         4.50% to 4.80%++,
                         due 08/26/99 to
                         09/30/99...............    75,873,701       75,877,687
                                                  ------------   --------------
                        TOTAL
                         INVESTMENTS--95.8%.....  $640,055,133    1,024,442,299
                                                  ============

                                                                     MARKET
                                                                     VALUE
                                                                     -----
                        OTHER ASSETS AND
                         LIABILITIES (NET)--4.2%..............   $   44,587,564
                                                                 --------------
                        NET ASSETS--100.0%
                         (54,609,700 shares outstanding)......   $1,069,029,863
                                                                 ==============
                        NET ASSET VALUE AND REDEMPTION
                         PRICE PER SHARE......................           $19.58
                                                                          =====

                        MAXIMUM OFFERING PRICE PER SHARE
                         ($19.58/.945, based on maximum sales
                         charge of 5.5% of the offering price
                         at June 30, 1999.)...................           $20.72
                                                                          =====

                        For Federal tax purposes:
                        Aggregate cost........................   $  640,055,133
                                                                 ==============
                        Gross unrealized appreciation.........   $  399,634,141
                        Gross unrealized depreciation.........      (15,246,975)
                                                                 --------------
                        Net unrealized appreciation...........   $  384,387,166
                                                                 ==============

------------------------------

 (a)  Security fair valued as determined by the Board of Directors.
 (b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
  +  Non-income producing security.
 ++  Represents annualized yield at date of purchase.
 ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

                See accompanying notes to financial statements.

                          THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------

ASSETS:
 Investments, at value (Cost $640,055,133).....  $1,024,442,299
 Foreign currency, at value (Cost $17,072).....          17,010
 Dividends and interest receivable.............         150,956
 Receivable for investments sold...............      52,372,451
 Receivable for Fund shares sold...............       1,349,538
                                                 --------------
 TOTAL ASSETS..................................   1,078,332,254
                                                 --------------
LIABILITIES:
 Payable for investments purchased.............       7,560,581
 Payable for Fund shares redeemed..............         376,703
 Payable for investment advisory fees..........         841,311
 Payable for distribution fees.................         142,432
 Payable to custodian..........................         137,634
 Payable for shareholder services fees.........          87,543
 Other accrued expenses........................         156,187
                                                 --------------
 TOTAL LIABILITIES.............................       9,302,391
                                                 --------------
 NET ASSETS applicable to 54,609,700 shares
   outstanding.................................  $1,069,029,863
                                                 ==============
NET ASSETS CONSIST OF:
 Shares of capital stock, at par value.........  $       54,610
 Additional paid-in capital....................     606,298,662
 Accumulated net investment loss...............      (2,623,444)
 Accumulated net realized gain on investments,
   futures contracts and foreign currency
   transactions................................      80,912,931
 Net unrealized appreciation on investments and
   foreign currency transactions...............     384,387,104
                                                 --------------
 TOTAL NET ASSETS..............................  $1,069,029,863
                                                 ==============
 NET ASSET VALUE and redemption price per share
   ($1,069,029,863 / 54,609,700 shares
   outstanding; 300,000,000 shares authorized
   of $0.001 par value)........................          $19.58
                                                          =====

 Maximum offering price per share ($19.58 /
   .945, based on maximum sales charge of 5.5%
   of the offering price at June 30, 1999).....          $20.72
                                                          =====


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign taxes of $2,249).....  $  2,831,691
 Interest.......................................       839,968
                                                  ------------
 TOTAL INVESTMENT INCOME........................     3,671,659
                                                  ------------
EXPENSES:
 Investment advisory fees.......................     4,540,040
 Distribution fees..............................     1,135,010
 Shareholder services fees......................       256,384
 Shareholder communications expenses............       121,682
 Custodian fees.................................        91,780
 Directors' fees................................        41,898
 Legal and audit fees...........................        36,226
 Miscellaneous expenses.........................        72,083
                                                  ------------
 TOTAL EXPENSES.................................     6,295,103
                                                  ------------
 NET INVESTMENT LOSS............................    (2,623,444)
                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
 FUTURES CONTRACTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments, futures
   contracts and foreign currency
   transactions.................................    79,129,950
 Net realized gain on investments in securities
   of affiliated issuers........................       774,663
 Net change in unrealized appreciation on
   investments, futures contracts and
   foreign currency transactions................   101,183,252
                                                  ------------
 NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS, FUTURES CONTRACTS AND
   FOREIGN CURRENCY TRANSACTIONS................   181,087,865
                                                  ------------
 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS..............................  $178,464,421
                                                  ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                               JUNE 30, 1999      DECEMBER 31,
                                                                (UNAUDITED)           1998
                                                              ----------------    ------------
OPERATIONS:
   Net investment loss......................................   $   (2,623,444)    $ (3,003,546)
   Net realized gain on investments, futures contracts and
     foreign currency transactions..........................       79,904,613       71,122,721
   Net change in unrealized appreciation on investments,
     futures contracts and
     foreign currency transactions..........................      101,183,252       78,651,758
                                                               --------------     ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....      178,464,421      146,770,933
                                                               --------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investments.........................               --      (67,357,159)
                                                               --------------     ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS......................               --      (67,357,159)
                                                               --------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share
     transactions...........................................       91,753,181      122,851,446
                                                               --------------     ------------
   NET INCREASE IN ASSETS...................................      270,217,602      202,265,220
NET ASSETS:
   Beginning of period......................................      798,812,261      596,547,041
                                                               --------------     ------------
   End of period............................................   $1,069,029,863     $798,812,261
                                                               ==============     ============

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.
2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.
REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/ depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,135,010, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $351,447,629 and $350,663,559, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $421,259 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 1999, Gabelli & Company, Inc. informed the Fund that it received $203,983 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                  JUNE 30, 1999                 DECEMBER 31, 1998
                                                           ----------------------------    ----------------------------
                                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                           -----------    -------------    -----------    -------------
Shares sold............................................     29,288,248    $ 529,773,312     27,523,248    $ 432,994,065
Shares issued upon reinvestment of dividends...........             --               --      3,911,560       60,786,193
Shares redeemed........................................    (24,370,613)    (438,020,131)   (23,466,641)    (370,928,812)
                                                           -----------    -------------    -----------    -------------
    Net increase.......................................      4,917,635    $  91,753,181      7,968,167    $ 122,851,446
                                                           ===========    =============    ===========    =============

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

8. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 1999, is set forth below:

                                                                                                 PERCENT
                                                                                                  OWNED
                             BEGINNING  SHARES    ENDING    REALIZED  DIVIDEND    VALUE AT      OF SHARES
                              SHARES     SOLD     SHARES      GAIN     INCOME   JUNE 30, 1999  OUTSTANDING
                             ---------  -------  ---------  --------  --------  -------------  -----------
Media General, Inc.,
  CI.A.....................  1,678,000  (28,000) 1,650,000  $774,663  $498,600   $84,150,000      6.26%
                                                            ========  ========   ===========

9. NEW SHARE CLASSES. On February 17, 1999, the Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of two additional classes of shares of the Fund -- Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class A Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class A Shares) to be effective upon the commencement of the offering of the New Share Classes. The New Share Classes are currently not being offered to the public.

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                      SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                       JUNE 30, 1999      ------------------------------------------------------------
                                        (UNAUDITED)         1998          1997          1996        1995        1994
                                      ----------------      ----          ----          ----        ----        ----
OPERATING PERFORMANCE:
  Net asset value,
    beginning of period.............     $    16.08       $  14.30      $  11.52      $  11.61    $  10.49    $  12.09
                                         ----------       --------      --------      --------    --------    --------
  Net investment income/(loss)......          (0.05)         (0.05)        (0.05)        (0.02)       0.05        0.09
  Net realized and unrealized
    gain/(loss) on investments......           3.55           3.32          5.55          1.04        2.30       (0.09)
                                         ----------       --------      --------      --------    --------    --------
  TOTAL FROM INVESTMENT
    OPERATIONS......................           3.50           3.27          5.50          1.02        2.35        0.00
                                         ----------       --------      --------      --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.............             --             --            --            --       (0.05)      (0.09)
  In excess of net investment
    income..........................             --             --            --            --          --       (0.00)(a)
  Net realized gain on
    investments.....................             --          (1.49)        (2.72)        (1.10)      (1.18)      (1.50)
  In excess of net realized gain
    on investments..................             --             --            --            --          --       (0.01)
  Paid-in capital...................             --             --            --         (0.01)         --          --
                                         ----------       --------      --------      --------    --------    --------
  TOTAL DISTRIBUTIONS...............             --          (1.49)        (2.72)        (1.11)      (1.23)      (1.60)
                                         ----------       --------      --------      --------    --------    --------
  NET ASSET VALUE, END OF PERIOD....     $    19.58       $  16.08      $  14.30      $  11.52    $  11.61    $  10.49
                                         ==========       ========      ========      ========    ========    ========
  TOTAL RETURN+.....................          21.8%          23.2%         48.2%          8.7%       22.5%        0.0%
                                         ==========       ========      ========      ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in
    000's)..........................     $1,069,029       $798,812      $596,547      $460,836    $486,144    $436,629
  Ratio of net investment
    income/(loss) to average
    net assets......................        (0.58)%(b)     (0.41)%       (0.45)%       (0.12)%       0.42%       0.73%
  Ratio of operating expenses
    to average net assets...........           1.39%(b)      1.40%         1.42%         1.40%       1.50%       1.50%
  Portfolio turnover rate...........            42%            46%           44%           37%         65%         67%

---------------

 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.

                See accompanying notes to financial statements.

      THE GABELLI VALUE FUND INC.
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey, Hawkins & Lynch
Gabelli Asset Management
  Inc.
Bill Callaghan                  Karl Otto Pohl
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank
Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University
Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.
                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

               CUSTODIAN
 Boston Safe Deposit and Trust Company
TRANSFER AGENT AND DIVIDEND DISBURSING
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
       Willkie Farr & Gallagher

              UNDERWRITER
        Gabelli & Company Inc.

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Value Fund Inc. It is
not authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

GAB409Q299SR

                                                     [GRAPHIC]

                                         THE
                                         GABELLI
                                         VALUE
                                         FUND
                                         INC.
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999